Exhibit 99.2

Merrill Lynch & Co., Inc.                          Attachment I
Preliminary Unaudited Earnings Summary

                 For the Three Months Ended      Percent Inc / (Dec)
                 ---------------------------     -------------------
(in millions,                                      3Q04       3Q04
 except per      Sept. 24, June 25, Sept. 26,       vs.        vs.
 share amounts)    2004      2004     2003         2Q04       3Q03
                 -------- --------  --------     --------   --------
Net Revenues
  Asset
   management
   and portfolio
   service fees  $  1,340 $  1,357  $  1,184         (1.3)%     13.2 %
  Commissions       1,092    1,177     1,099         (7.2)      (0.6)
  Principal
   transactions       390      630       704        (38.1)     (44.6)
  Investment
   banking            666      764       678        (12.8)      (1.8)
  Other               438      312       311         40.4       40.8
                 -------- --------  --------
    Subtotal        3,926    4,240     3,976         (7.4)      (1.3)

  Interest and
   dividend
   revenues         3,669    3,128     2,872         17.3       27.8
  Less interest
   expense          2,755    2,079     1,850         32.5       48.9
                 -------- --------  --------
    Net interest
     profit           914    1,049     1,022        (12.9)     (10.6)
                 -------- --------  --------

  Total Net
   Revenues         4,840    5,289     4,998         (8.5)      (3.2)
                 -------- --------  --------

Non-Interest
 Expenses
  Compensation
   and benefits     2,273    2,587     2,448        (12.1)      (7.1)
  Communications
   and technology     363      357       352          1.7        3.1
  Occupancy and
   related
   depreciation       219      202       226          8.4       (3.1)
  Brokerage,
   clearing, and
   exchange fees      213      214       188         (0.5)      13.3
  Professional
   fees               163      163       146            -       11.6
  Advertising
   and market
   development        127      132        89         (3.8)      42.7
  Office
   supplies and
   postage             47       49        46         (4.1)       2.2
  Other               231      186       118         24.2       95.8
  Net recoveries
   related to
   September 11         -        -       (21)           -     (100.0)
                 -------- --------  --------

    Total Non-
     Interest
     Expenses       3,636    3,890     3,592         (6.5)       1.2
                 -------- --------  --------

Earnings Before
 Income Taxes       1,204    1,399     1,406        (13.9)     (14.4)

Income tax
 expense              284      321       403        (11.5)     (29.5)
                 -------- --------  --------

Net Earnings     $    920 $  1,078  $  1,003        (14.7)      (8.3)
                 ======== ========  ========

Preferred Stock
 Dividends       $     10 $      9  $     10            -          -
                 ======== ========  ========

Earnings Per
 Common Share
  Basic          $   1.01 $   1.16  $   1.10        (12.9)      (8.2)
  Diluted        $   0.93 $   1.06  $   1.00        (12.3)      (7.0)

Average Shares
 Used in
 Computing
 Earnings Per
 Common Share
  Basic             903.2    923.0     904.8         (2.1)      (0.2)
  Diluted           981.8  1,012.8     991.9         (3.1)      (1.0)

Annualized Return
 on Average
 Common Equity       12.4%    14.5%     15.2%
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                          Attachment II
Preliminary Unaudited Earnings Summary

                                   For the Nine Months Ended
                                    ----------------------- --------
                                    September    September   Percent
(in millions, except per               24,          26,       Inc/
 share amounts)                       2004         2003       (Dec)
                                    --------     --------   --------
Net Revenues
  Asset management and portfolio
   service fees                     $  4,012     $  3,465       15.8 %
  Commissions                          3,619        3,185       13.6
  Principal transactions               2,066        2,856      (27.7)
  Investment banking                   2,267        1,869       21.3
  Other                                1,120          810       38.3
                                    --------     --------
    Subtotal                          13,084       12,185        7.4

  Interest and dividend revenues       9,858        8,876       11.1
  Less interest expense                6,731        6,011       12.0
                                    --------     --------
    Net interest profit                3,127        2,865        9.1
                                    --------     --------

  Total Net Revenues                  16,211       15,050        7.7
                                    --------     --------

Non-Interest Expenses
  Compensation and benefits            7,907        7,758        1.9
  Communications and technology        1,061        1,112       (4.6)
  Occupancy and related depreciation     638          663       (3.8)
  Brokerage, clearing, and exchange
   fees                                  631          527       19.7
  Professional fees                      503          430       17.0
  Advertising and market development     381          323       18.0
  Office supplies and postage            147          154       (4.5)
  Other                                  648          502       29.1
  Net recoveries related to
   September 11                            -          (82)    (100.0)
                                    --------     --------

  Total Non-Interest Expenses         11,916       11,387        4.6
                                    --------     --------

Earnings Before Income Taxes           4,295        3,663       17.3

Income tax expense                     1,045        1,040        0.5
                                    --------     --------

Net Earnings                        $  3,250     $  2,623       23.9
                                    ========     ========

Preferred Stock Dividends           $     29     $     29          -
                                    ========     ========
Earnings Per Common Share
  Basic                             $   3.51     $   2.89       21.5
  Diluted                           $   3.21     $   2.68       19.8

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                918.8        896.5        2.5
  Diluted                            1,004.7        967.1        3.9

Annualized Return on Average Common
 Equity                                 14.6%        13.7%
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                          Attachment III
Preliminary Segment Data (unaudited)

                    For the Three Months         For the Nine Months
                            Ended                        Ended
                 ---------------------------     -------------------
                 September  June   September    September   September
                    24,      25,       26,          24,       26,
(dollars in        2004     2004      2003         2004      2003
 millions)       -------- --------  --------     --------  ----------

Global Markets &
 Investment
 Banking
  Global Markets
   Debt Markets  $  1,023 $  1,242  $  1,151     $  3,878 $  4,034
   Equity Markets     652      737       769        2,329    2,247
                 -------- --------  --------     --------  -------
   Total Global
    Markets net
    revenues        1,675    1,979     1,920        6,207    6,281
  Investment
   Banking(a)
   Origination:
    Debt              252      304       190          792      594
    Equity            195      244       232          715      531
   Strategic
    Advisory
    Services          128      141       133          432      395
                 -------- --------  --------     --------  -------
    Total
     Investment
     Banking net
     revenues         575      689       555        1,939    1,520
                 -------- --------  --------     --------  -------
    Total net
     revenues       2,250    2,668     2,475        8,146    7,801
                 -------- --------  --------     --------  -------

    Pre-tax
     earnings         771      989       986 (b)    2,876    2,807(b)

    Pre-tax
     profit
     margin          34.3%    37.1%     39.8%(b)     35.3%   36.0%(b)
----------------------------------------------------------------------
Global Private
 Client
  Fee-based
   revenues      $  1,187 $  1,208  $  1,039     $  3,555 $  2,958
  Transactional
   and
   origination
   revenues           713      765       778        2,392    2,239
  Net interest
   profit             303      298       352          941    1,009
  Other revenues      110      131       145          337      353
                 -------- --------  --------     --------  -------
    Total net
     revenues       2,313    2,402     2,314        7,225    6,559
                 -------- --------  --------     --------  -------
    Pre-tax
     earnings         409      447       455        1,367    1,025

    Pre-tax
     profit
     margin          17.7%    18.6%     19.7%        18.9%    15.6%
--------------------------------------------------------------------
Merrill Lynch
 Investment
 Managers
  Total net
   revenues      $    373 $    381  $    338     $  1,155  $   984

  Pre-tax
   earnings           110      112        69          331      165

  Pre-tax profit
   margin            29.5%    29.4%     20.4%        28.7%    16.8%
--------------------------------------------------------------------
Corporate
  Total net
   revenues      $    (96)$   (162) $   (129)    $   (315) $  (294)

  Pre-tax loss        (86)    (149)     (104)(c)     (279)    (334)(c)
----------------------------------------------------------------------
Total
  Total net
   revenues      $  4,840 $  5,289  $  4,998     $ 16,211  $ 15,050

  Pre-tax
   earnings         1,204    1,399     1,406 (d)    4,295     3,663(d)

  Pre-tax profit
   margin            24.9%    26.5%     28.1%(d)     26.5%    24.3%(d)
--------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(a) A portion of origination revenue is recorded in the Global Private Client segment.

(b) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense of $25 million for the quarter and $100 million for the year-to-date period. Excluding this item, GMI's pre-tax earnings were $961 million ($986 million minus $25 million) and the pre-tax profit margin was 38.8% ($961 million/$2,475 million). For the year-to-date period, excluding this item, GMI's pre-tax earnings were $2,707 million ($2,807 million minus $100 million) and the pre-tax profit margin was 34.7% ($2,707 million/$7,801 million).

(c) Includes September 11-related expenses of $4 million. Year-to-date period includes September 11-related expenses of $18 million.

(d) Excluding the impact of net insurance recoveries related to September 11, total pre-tax earnings were $1,385 million ($1,406 million minus $21 million) and the pre-tax profit margin was 27.7% ($1,385 million/$4,998 million). For the year-to-date period, excluding these items, pre-tax earnings were $3,581 million ($3,663 million minus $82 million) and the pre- tax profit margin was 23.8% ($3,581 million/$15,050 million).

Merrill Lynch & Co., Inc.                          Attachment IV
Consolidated Quarterly Earnings (Unaudited)              (in millions)

                            3Q03     4Q03     1Q04     2Q04     3Q04
                           ------   ------   ------   ------   ------
Net Revenues
  Asset management and
   portfolio service fees
    Asset management fees  $  401   $  429   $  448   $  440   $  443
    Portfolio service
     fees                     511      534      578      606      611
    Account fees              128      128      133      144      124
    Other fees                144      140      156      167      162
                           ------   ------   ------   ------   ------
    Total                   1,184    1,231    1,315    1,357    1,340
  Commissions
    Listed and
     over-the-counter
     securities               634      626      817      611      570
    Mutual funds              291      314      340      322      306
    Other                     174      207      193      244      216
                           ------   ------   ------   ------   ------
    Total                   1,099    1,147    1,350    1,177    1,092
  Principal transactions      704      380    1,046      630      390
  Investment banking
    Underwriting              545      599      672      622      537
    Strategic advisory        133      160      165      142      129
                           ------   ------   ------   ------   ------
    Total                     678      759      837      764      666
  Other                       311      346      370      312      438
                           ------   ------   ------   ------   ------
    Subtotal                3,976    3,863    4,918    4,240    3,926
  Interest and dividend
   revenues                 2,872    2,806    3,061    3,128    3,669
  Less interest expense     1,850    1,806    1,897    2,079    2,755
                           ------   ------   ------   ------   ------
    Net interest profit     1,022    1,000    1,164    1,049      914
                           ------   ------   ------   ------   ------
  Total Net Revenues        4,998    4,863    6,082    5,289    4,840
                           ------   ------   ------   ------   ------

Non-Interest Expenses
  Compensation and
   benefits                 2,448    2,052    3,047    2,587    2,273
  Communications and
   technology                 352      345      341      357      363
  Occupancy and related
   depreciation               226      226      217      202      219
  Brokerage, clearing,
   and exchange fees          188      195      204      214      213
  Professional fees           146      151      177      163      163
  Advertising and market
   development                 89      106      122      132      127
  Office supplies and
   postage                     46       43       51       49       47
  Other                       118      255      231      186      231
  Net recoveries related
   to September 11            (21)     (65)       -        -        -
                           ------   ------   ------   ------   ------
  Total Non-Interest
   Expenses                 3,592    3,308    4,390    3,890    3,636
                           ------   ------   ------   ------   ------
Earnings Before Income
 Taxes                      1,406    1,555    1,692    1,399    1,204
Income tax expense            403      344      440      321      284
                           ------   ------   ------   ------   ------

Net Earnings               $1,003   $1,211   $1,252   $1,078   $  920

Per Common Share Data
                            3Q03     4Q03     1Q04     2Q04     3Q04
                           ------   ------   ------   ------   ------

  Earnings - Basic         $ 1.10   $ 1.32   $ 1.34   $ 1.16   $ 1.01
  Earnings - Diluted         1.00     1.19     1.22     1.06     0.93
  Dividends paid             0.16     0.16     0.16     0.16     0.16
  Book value                28.59    30.03    30.75   31.04 31.83 est.
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                          Attachment V
Percentage of Quarterly Net Revenues (unaudited)

                            3Q03     4Q03     1Q04     2Q04     3Q04
                           ------   ------   ------   ------   ------
Net Revenues
  Asset management and
   portfolio service
   fees
    Asset management fees     8.0%     8.8%     7.4%     8.3%     9.2%
    Portfolio service
     fees                    10.2%    11.0%     9.5%    11.5%    12.6%
    Account fees              2.6%     2.6%     2.2%     2.7%     2.6%
    Other fees                2.9%     2.9%     2.5%     3.2%     3.3%
                           ------   ------   ------   ------   ------
    Total                    23.7%    25.3%    21.6%    25.7%    27.7%
  Commissions
    Listed and over-the-
     counter securities      12.7%    12.9%    13.4%    11.6%    11.8%
    Mutual funds              5.8%     6.5%     5.6%     6.1%     6.3%
    Other                     3.5%     4.2%     3.2%     4.6%     4.5%
                           ------   ------   ------   ------   ------
    Total                    22.0%    23.6%    22.2%    22.3%    22.6%
  Principal transactions     14.1%     7.8%    17.2%    11.9%     8.1%
  Investment banking
    Underwriting             11.0%    12.3%    11.0%    11.8%    11.1%
    Strategic advisory        2.7%     3.3%     2.7%     2.7%     2.7%
                           ------   ------   ------   ------   ------
    Total                    13.7%    15.6%    13.7%    14.5%    13.8%
  Other                       6.1%     7.1%     6.2%     5.8%     8.9%
                           ------   ------   ------   ------   ------
    Subtotal                 79.6%    79.4%    80.9%    80.2%    81.1%
  Interest and dividend
   revenues                  57.5%    57.7%    50.4%    59.1%    75.8%
  Less interest expense      37.1%    37.1%    31.3%    39.3%    56.9%
                           ------   ------   ------   ------   ------
    Net interest profit      20.4%    20.6%    19.1%    19.8%    18.9%
                           ------   ------   ------   ------   ------
  Total Net Revenues        100.0%   100.0%   100.0%   100.0%   100.0%
                           ------   ------   ------   ------   ------

Non-Interest Expenses
  Compensation and
   benefits                  49.0%    42.2%    50.1%    48.9%    47.0%
  Communications and
   technology                 7.0%     7.1%     5.6%     6.7%     7.5%
  Occupancy and related
   depreciation               4.5%     4.6%     3.6%     3.8%     4.5%
  Brokerage, clearing,
   and exchange fees          3.8%     4.0%     3.4%     4.0%     4.4%
  Professional fees           2.9%     3.1%     2.9%     3.1%     3.4%
  Advertising and market
   development                1.8%     2.2%     2.0%     2.5%     2.6%
  Office supplies and
   postage                    0.9%     0.9%     0.8%     0.9%     1.0%
  Other                       2.4%     5.2%     3.8%     3.6%     4.7%
  Net recoveries related
   to September 11           -0.4%    -1.3%       -        -        -
                           ------   ------   ------   ------   ------
  Total Non-Interest
   Expenses                  71.9%    68.0%    72.2%    73.5%    75.1%
                           ------   ------   ------   ------   ------
Earnings Before Income
 Taxes                       28.1%    32.0%    27.8%    26.5%    24.9%

Income tax expense            8.0%     7.1%     7.2%     6.1%     5.9%

Net Earnings                 20.1%    24.9%    20.6%    20.4%    19.0%
----------------------------------------------------------------------

Common shares outstanding
 (in millions):
                            3Q03     4Q03     1Q04     2Q04     3Q04
                           ------   ------   ------   ------   ------
  Weighted-average -
   basic                    904.8    913.3    930.2    923.0    903.2
  Weighted-average -
   diluted                  991.9  1,009.9  1,019.7  1,012.8    981.8
  Period-end                942.6    949.9    967.7    948.9    932.9
----------------------------------------------------------------------

 Merrill Lynch & Co., Inc.                         Attachment VI


 Supplemental Data                           (dollars in billions)
 (unaudited)                3Q03      4Q03     1Q04     2Q04     3Q04
                           ------   ------   ------   ------   ------

Client Assets
Private Client
   U.S.                    $1,093   $1,165   $1,187   $1,176   $1,180
   Non - U.S.                  92       97      105      105      108
                           ------   ------   ------   ------   ------
Total Private Client
 Assets                     1,185    1,262    1,292    1,281    1,288
MLIM direct sales(1)          202      222      229      213      199
                           ------   ------   ------   ------   ------
Total Client
 Assets(2)                 $1,387   $1,484   $1,521   $1,494   $1,487
                           ======   ======   ======   ======   ======

Assets in Asset-
 Priced Accounts           $  206   $  226   $  235   $  237   $  244

Assets Under
 Management                $  473   $  500   $  513   $  488   $  478

     Retail                   194      207      212      211      208
     Institutional            241      253      259      235      228
     Private Investors         38       40       42       42       42

     U.S.                     327      337      349      330      322
     Non-U.S.                 146      163      164      158      156

     Equity                   202      225      229      229      223
     Fixed Income             125      132      146      137      134
     Money Market             146      143      138      122      121


---------------------------------------------------------------------

Net New Money

     Private Client
      Accounts(2)(4)       $    6   $    4   $    5   $    4   $    9

     Assets Under
      Management               (4)       -        7      (22)     (10)
---------------------------------------------------------------------


Balance Sheet Information
 (estimated)

 Commercial Paper and Other
  Short-term Borrowings    $  3.0   $  5.0   $  4.6   $  3.2   $  6.0
 Deposits                    79.3     79.5     78.1     76.1     77.3
 Long-term Borrowings        80.7     83.3     96.9     93.4    102.6
 Long-term debt issued to
  TOPrS(SM)                   3.2      3.2      3.2      3.2      3.1
 Total Stockholders'
  Equity                     27.4     29.0     30.2     29.9     30.1

---------------------------------------------------------------------

Global Equity and Equity-
 Linked Underwriting(2)(3)

     Volume                $    8   $   11   $   12   $    7   $   11
     Market Share             7.7%     8.3%     8.4%     6.0%    11.2%
     Ranking                    6        5        4        6        1

Global Debt
 Underwriting(2)(3)

     Volume                $   90   $   82   $  122   $   75   $   62
     Market Share             7.9%     7.3%     7.9%     6.0%     5.4%
     Ranking                    4        2        2        7        7

Global Completed Mergers
 and Acquisitions(2)(3)

     Volume                $   61   $   66   $   41   $   49   $  111
     Market Share            20.7%    20.5%    17.4%    12.6%    25.8%
     Ranking                    3        3        2        6        4


Full-Time
 Employees(5)              47,800   48,100   48,200   49,300   49,900

Private Client
 Financial Advisors        13,400   13,500   13,700   14,000   14,100
---------------------------------------------------------------------


(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) Certain prior period amounts have been restated to conform to the current period presentation.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small and middle market companies.

(5) Excludes 100, 100, 100, 200, and 300 full-time employees on salary continuation severance at the end of 3Q04, 2Q04, 1Q04, 4Q03, and 3Q03, respectively.


For more information, please contact:


    Investor Relations            Phone:  866-607-1234
    Merrill Lynch & Co., Inc.     Fax:    212-449-7461
                                  investor_relations@ml.com
                                  www.ir.ml.com

    CONTACT: Merrill Lynch
             Media Relations:
             Michael O'Looney, 212-449-9205
             michael_olooney@ml.com
             or
             Investor Relations:
             Tina Madon, 866-607-1234
             investor_relations@ml.com